UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 10, 2016 (August 9, 2016)

AMERICAN DG ENERGY INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34493	04-3569304
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 522-6020
(Registrant’s Telephone Number, Including Area Code)

_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On August 9, 2016 American DG Energy Inc. (the "Company") entered into a convertible note exchange agreement (the "Agreement") with Trifon and Despina Pantopoulou Natsis, who agreed to exchange certain 6% convertible promissory notes (the "Notes") in an aggregate amount of $4,263,737 in principal and prepaid interest, as soon as the Notes are distributed from their trust, and they become the true owners of the Notes. In consideration for the exchange of these Notes, the Company will provide an aggregate amount of 9,700,000 shares of common stock of Eurosite Power Inc. ("Eurosite'), at $0.001 par value. The exchange rate used will be $0.40 per share of Eurosite common stock. Also, Mr. and Mrs. Natsis agreed to cancel and relinquish their warrants to purchase an aggregate amount of 606,000 shares of Eurosite common stock from the Company.

The Company also on August 9, 2016 entered into a share purchase agreement ("Share Purchase Agreement") with Elias Samaras and Jacques De Saussure to sell some of the Company's remaining common stock of Eurosite. The Company agreed to sell an aggregate of 5,500,000 shares of Eurosite Common stock at $0.40 per share for an aggregate amount of $2,200,000. The Company further agrees in the Share Purchase Agreement, that the proceeds from the share purchase will directly be paid over to Mr. and Mrs. Natsis when they become the owners of the Notes in order to further reduce the amount of the Notes. The Share Purchase Agreement also provided that Mr. and Mrs. Natsis would cancel warrants they hold to buy 414,000 shares of common stock of Eurosite from the Company, when the Company pays them the profits they receive from the Share Purchase Agreement.

The foregoing description is qualified in its entirety by reference to the full text of the Convertible Note Exchange Agreement and the Share Purchase Agreement attached hereto as Exhibit 10.1 and 10.2 and incorporated herein by reference.

The attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 2.01. Completion of Acquisition or Disposition of Assets

The information contained in Item 1.01, Exhibit 10.1, and Exhibit 10.2 are hereby incorporated by reference into this Item 2.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Form of Convertible Note Exchange Agreement
10.2	Form of Share Purchase Agreement
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	August 10, 2016	AMERICAN DG ENERGY INC.
By: /s/ Bonnie Brown
Bonnie Brown, Chief Financial Officer